DRAFT 3/19/07

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Conihasset Capital Partners, Inc.
(Name of Registrant as Specified In Its Charter)

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Conihasset Capital Partners, Inc.

Two International Place, 16th Floor
Boston, MA 02110

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On April 19, 2007

To the Shareholders of Conihasset Capital Partners, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of Conihasset Capital Partners, Inc. (the “Company”), a Delaware corporation that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “Act”), will be held at The Yale Club, 50 Vanderbilt Avenue, New York, NY 10017-3878 on Thursday, April 19, 2007, at 10:30 a.m. (Eastern Time), for the following purposes:

1.
To elect of Lawrence M. Lipsher, Bradley J. Hoecker, F. David Clarke III, Jerry E. Julian, Richard D. Bailey, Andrew J. Cahill and Paul D. Sonkin to the Board of Directors of the Company (the “Board”);

2.	To approve an amendment to the Company’s Certificate of Incorporation to eliminate director classes;

3.
To approve an amendment to the Company’s Certificate of Incorporation to authorize an additional 40,000,000 shares of Common Stock and an additional 4,000,000 shares of the Company’s preferred stock (“Preferred Stock”);

4.	To authorize the Company to withdraw the Company’s election to be treated as a business development company (“BDC”) under the 1940 Act; and

5.	To ratify Friedman LLP as the independent auditors of the Company for the fiscal year ending December 31, 2007; and

6.	To transact any and all other business that may properly be presented at the Annual Meeting or any adjournments, thereto.

The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting. The Company’s Board has approved the proposals and recommends that you vote FOR each proposal.

A copy of the Company’s 2006 Annual Report to Shareholders is enclosed for your review.

The close of business on March 15, 2007, has been fixed as the record date for determining Shareholders entitled to notice of, and to vote at the Annual Meeting or any adjournment thereof. The enclosed proxy card is being solicited on behalf of the Board.

You are cordially invited to attend the Annual Meeting. You may vote your shares either: (1) in person at the Annual Meeting; or (2) by completing, signing, dating and returning the accompanying proxy card in the enclosed self-addressed stamped envelope. You may revoke your proxy at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your vote, you may do so by voting in person at the Annual Meeting. Prompt response by you, our Shareholders, will reduce the time and expense associated with solicitation.

By Order of the Board of Directors
Conihasset Capital Partners, Inc.

By: /s/ Richard D. Bailey_________
Richard D. Bailey
President and Chief Executive Officer

DRAFT 3/19/07

Conihasset Capital Partners, Inc.

Two International Place, 16th Floor
Boston, MA 02110

April [4], 2007

Proxy Statement

INTRODUCTION

This Proxy Statement is being furnished to the Shareholders of Conihasset Capital Partners, Inc. (the “Company”), a Delaware corporation which has elected to be treated as a business development company (a “BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s Board of Directors is soliciting proxies to be voted at the 2007 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at The Yale Club, 50 Vanderbilt Avenue, New York, NY 10017-3878 on Thursday, April 19, 2007, at 10:30 a.m. (Eastern Time) and at any adjournments thereof. This Proxy Statement will first be mailed on or about April [4], 2007, or as soon as practicable thereafter.

The accompanying proxy card is designed to permit each Shareholder to vote FOR, AGAINST, or ABSTAIN from voting on the proposals described in this Proxy Statement and to authorize the persons serving as proxies to vote in their discretion with respect to any other proposal properly presented at the Annual Meeting. When a Shareholder’s properly executed proxy card specifies a choice with respect to a voting matter, the shares will be voted accordingly. If no specifications are made, the proxy will be voted FOR the proposals described in this Proxy Statement and at the discretion of the persons serving as proxies with respect to any other proposal properly presented at the Annual Meeting.

The Board of Directors (the “Board”) encourages Shareholders to attend the Annual Meeting personally. Executing and returning the accompanying proxy card will not affect a Shareholder’s right to attend the Annual Meeting and vote in person. Every Shareholder entitled to a vote has the right to revoke his or her proxy at any time before it is voted by giving written notice of revocation to Richard D. Bailey, Conihasset Capital Partners, Inc., Two International Place, 16th Floor, Boston, MA 021100, or by executing and delivering a later-dated proxy or by attending the Annual Meeting and voting in person. No revocation notice or later-dated proxy will be effective until received by the Company at or prior to the Annual Meeting. Revocation will not affect a vote on any matters for which action has properly been taken prior to the receipt of the revocation. Mere attendance at the Annual Meeting will not, by itself, revoke the proxy.

In addition to soliciting proxies by mail, officers and directors of the Company may solicit the return of proxies by personal interview, mail, telephone, and facsimile. These persons will not receive additional compensation for their services, but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries will be requested by the Company to forward solicitation material to the beneficial owners of shares. The Company will bear the costs of solicitation.

The Company’s 2006 Annual Report to Shareholders is enclosed for the review of all Shareholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

The Company’s principal office and mailing address is located at Two International Place, 16th Floor, Boston, MA 02110. The Company’s telephone number is (617) 235-7216.

Purpose of the Meeting

At the Annual Meeting, the Shareholders will be asked to vote on the following matters:

1.	To elect of Lawrence M. Lipsher, Bradley J. Hoecker, F. David Clarke III, Jerry E. Julian, Richard D. Bailey, Andrew J. Cahill and Paul D. Sonkin to the Board;

2.	To approve an amendment to the Company’s Certificate of Incorporation to eliminate director classes;
3.
To approve an amendment to the Company’s Certificate of Incorporation to authorize an additional 40,000,000 shares of Common Stock and an additional 4,000,000 shares of the Company’s preferred stock (“Preferred Stock”);

4.	To authorize the Company to withdraw the Company’s election to be treated as a business development company (“BDC”) under the 1940 Act; and

5.	To ratify Friedman LLP as the independent auditors of the Company for the fiscal year ended December 31, 2007; and

6.	To transact any and all other business that may properly be presented at the Annual Meeting or any adjournments, thereto.

Record Date and Shareholder Information

The Board has fixed the close of business on March 15, 2007, as the record date (the “Record Date”) for determining Shareholders entitled to notice of and a vote at the Annual Meeting and any adjournment thereto. As of the close of business on the Record Date, there were issued and outstanding 368,540 shares of Common Stock. As of the Record Date, the Company had approximately 19 record holders. As of the Record Date, there were 4 Shareholders who beneficially owned a 5% or greater voting interest in the Company. As of the Record Date, officers and directors of the Company together beneficially owned 64.1% of the Company’s shares.

Voting Information

General Information

Each share of Common Stock is entitled to a single vote. The Common Stock is the only class of securities of the Company entitled to vote at the Annual Meeting. A Shareholder is entitled to vote all shares of Common Stock held of record as of the Record Date, in person or by proxy, at the Annual Meeting. All votes will be tabulated by the inspector of election appointed for the Annual Meeting.

Quorum

The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding constitutes a quorum for the Annual Meeting. Shares that are voted FOR, AGAINST, or ABSTAIN are treated as being present at the Annual Meeting for purposes of determining the presence of a quorum and are also treated as shares “represented and voting” at the Annual Meeting (the “Votes Cast”) with respect to such matters.

Broker non-votes and abstentions will be counted for purposes of determining the presence of a quorum, but will not be voted FOR or AGAINST a proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against any proposal where the required vote is a percentage of the shares present or outstanding. Broker non-votes and abstentions will not be counted as Votes Cast for purposes of determining whether sufficient votes have been received to approve a proposal. However, abstentions and non-votes will operate as a vote against the proposal to authorize the Board to withdraw the Company’s election to be regulated as a BDC.

Adjournments

If a quorum is not present at the Annual Meeting or, although a quorum is present, an insufficient number of votes in favor of any of the proposals described in this proxy are received by the date of the Annual Meeting, the persons named as proxies may vote for one or more adjournments of the Annual Meeting. No notice, other than an announcement at the Annual Meeting, is required for an adjournment. Further solicitations of proxies with respect to these proposals may be made. Broker non-votes and abstentions will not be voted for any adjournments. Likewise, votes against authorizing the Board to withdraw the Company’s election to be regulated as a BDC will not be voted for any adjournments.

Vote Required

Approval of the election of the directors requires a plurality of the votes cast.

Approval of the amendment to the Company’s Certificate of Incorporation to increase the amount of authorized shares of Common Stock and the approval of the proposal to authorize the Board to withdraw the Company’s election to be treated as a BDC requires the affirmative vote of more than 50 per centum of the outstanding voting securities of the Company.

Approval of the amendment to the Company’s Certificate of Incorporation to eliminate director classes requires the affirmative vote of at least 66-2/3 per centum of the outstanding voting securities of the Company

Each proposal is voted on separately and, with the exception of PROPOSAL ONE, the approval of each proposal is not contingent upon the approval of any other proposal.

PROPOSAL ONE

ELECTION OF LAWRENCE M. LIPSHER, BRADLEY J. HOECKER,
F. DAVID CLARKE III, JERRY E. JULIAN, RICHARD D. BAILEY,
ANDREW J. CAHILL AND PAUL D. SONKIN TO THE BOARD

On June 23, 2006, the Company filed an election to become a BDC subject to the 1940 Act, such that it could commence conducting business as a BDC. At that time, all of the directors presently serving on the Board had been appointed to the Board by Mr. Bailey pursuant to Section 223 of the General Corporation Law of the State of Delaware (“DGCL”), except Mr. Jerry E. Julian and Mr. Paul Sonkin who were later appointed to the Board by the full Board in May and November 2006, respectively.

The number of directors of the Company is currently set at seven (7). Directors are currently elected for staggered terms of three years each, with a term of office of one class of directors expiring in each year. Directors serve until their successors are elected and qualified.

Contingent upon the receipt of the required shareholder votes for PROPOSAL TWO of this Proxy Statement, all of the directors presently serving as directors of the Company have been nominated to stand for election at this year’s Annual Meeting. No person being nominated by the Board as a director is being proposed for election pursuant to any agreement or understanding between any person and the Company. Unless authority to vote for the directors is withheld, shares represented by the enclosed proxy card will be voted FOR the election of all of the nominees. Additionally, if you sign, date and return the proxy card without giving voting instructions, your shares will be voted FOR the election of the nominees.

In the event that any nominee is unable or declines to serve for any reason, it is intended that proxies will be voted for the election of the other nominee named and for such other person as may be designated by the present Board. The Board has no reason to believe that any of the persons named will be unable or unwilling to serve.

If PROPOSAL TWO does not receive the required shareholder votes, only those votes for the following three (3) directors will be counted toward election at this year’s Annual Meeting: Lawrence M. Lipsher, Jerry E. Julian and Richard D. Bailey. In such event, the Company will continue to have director classes and a staggered Board.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION
OF THE NOMINEES NAMED IN THIS PROPOSAL ONE

Information With Respect to Nominees, Continuing Directors and Executive Officers

The following table sets forth, as of the Record Date, the names of the nominees, continuing directors and executive officers, their ages, the year in which each became a director of the Company and the year in which their term (or in the event that PROPOSAL TWO is not adopted, the alternate term) as director of the Company expires. The directors have been divided into two groups — independent directors and interested directors. Interested directors are “interested persons” of the Company as defined in Section 2(a)(19) of the 1940 Act.

Independent Directors
Name	Age	Position	Director Since	Expiration of Term
Lawrence M. Lipsher	66	Chairman (nominee)	2006	2008 (2010)

Jerry E. Julian	67	Director (nominee)	2006	2008 (2009)

F. David Clarke III	50	Director	2006	2008

Bradley J. Hoecker	45	Director	2006	2008 (2009)

Interested Directors

Richard D. Bailey	49	Director (nominee), President and Chief Executive Officer	2006	2008 (2010)
Andrew J. Cahill	50	Director, Secretary and Executive Vice President	2006	2008
Paul D. Sonkin	38	Director	2006	2008 (2009)

Executive Officer (who is not also a director)

Keith D. Lowey	50	Chief Financial Officer, Assistant Secretary and Executive Vice President

The address for each director and executive officer is c/o Conihasset Capital Partners, Inc., Two International Place, 16th Floor, Boston, MA 02110

Biographical Information

Independent Directors

F. David Clarke, III has been Chairman of the board of directors of Clarke-Hook Corporation in Washington, DC since 1986. He is also Chairman of the board of directors of Standard Register, Inc., a New York Stock Exchange company since 2006. Mr. Clarke holds a Juris Doctor degree from University of Dayton and a Bachelor of Science from Villanova University.

Bradley J. Hoecker has been a partner of Stonington Partners, a private investment firm since 1983.  He has been engaged in principal investing since 1989, having served as an investment professional with Merrill Lynch Capital Partners from 1989 to 1994.  He is currently a director of the following companies: Merisel, Inc., Obagi Medical Products, Inc. and TeleBermuda since 1997, 1999 and 2003, respectively.  Mr. Hoecker’s prior investment experience included having principal responsibility and serving as a director with respect to numerous private and public companies. Mr. Hoecker holds a Master of Management from the Kellogg Graduate School of Management and a Bachelor of Business Administration from Southern Methodist University.

Jerry E. Julian is currently an independent consultant. Mr. Julian was a Manager with Stone Pine Accounting Services from 1996 through 2005. Mr. Julian’s responsibilities included performing technical reviews for all financial statements prepared by the firm. In addition, he was responsible for pre-acquisition investigations, due diligence reviews, business valuations and other specialized accounting projects. Prior to his employment with Stone Pine, Mr. Julian was the Chief Financial Officer for a Denver based financial services company. Mr. Julian received a Bachelor of Science in Business Administration, with a major in Accounting from the University of Evansville. Mr. Julian is a Certified Public Accountant.

Lawrence M. Lipsher. For the past 10 years, Mr. Lipsher has been a principal of Sippican Group, LLC and Martin Associates, LLC, both of which provide management and financial advisory services to small and middle market companies. Mr. Lipsher is a director of The Yale Club of New York City and former Chair of the Yale Alumni Association. Mr. Lipsher holds a Master of Business Administration from Columbia University and a Bachelor of Arts from Yale University.

Interested Directors

Messrs. Bailey and Cahill are interested persons of Conihasset Capital Partners under the 1940 Act because they are also officers of Conihasset Capital Partners. Mr. Sonkin could be considered an interested person of Conihasset Capital Partners because of his role as managing member of Hummingbird Capital Management LLC, which currently manages private investment funds that collectively hold more than 25% of the common stock of Conihasset Capital Partners.

Richard D. Bailey is the President, Chief Executive Officer and a founder of the Company.  Prior to founding the Company, he was Managing Director of Corporate Finance for Kevin Dann & Partners, LLC, an institutional brokerage and investment-banking firm in New York City from 2003 to 2004. In 2003 before joining Kevin Dann, he was Executive Director of Oppenheimer & Co., the tenth largest independent brokerage and investment banking firm in America. He held the same position at Oppenheimer’s predecessor firm CIBC-Oppenheimer/CIBC World Markets, the U.S. investment banking and asset management division of the Canadian Imperial Bank of Commerce, the seventh largest bank in North America, from 2001 to 2003. Prior to joining CIBC-Oppenheimer, he was a Partner and Managing Director of The Stone Pine Companies, a Denver based private equity and advisory firm, from 1997 to 2001. He has served on the board of directors for several public and privately-held companies. He holds a Bachelor of Arts. from Providence College and an Master of Arts from Fairfield University. He currently holds his Series 7, Series 24 and Series 63 registrations with the NASD and is a registered representative of Source Capital Group, a registered broker/dealer headquartered in Westport, CT.

Andrew J. Cahill is the Executive Vice President and co-founder of the Company. Prior to founding the Company, he was a Director of Acquisitions at Summit Investment Management LLC, a Denver-based private investment firm, from June 2004 to March 2005. From July 1997 until April 2004, Mr. Cahill was Partner and Managing Director of The Stone Pine Companies, a Denver based private equity and advisory firm. Prior to joining Stone Pine, Mr. Cahill was Managing Director-Investment Banking of Laidlaw Holdings, Inc. in New York City from January 1988 to June 1997. Mr. Cahill received a Bachelor of Science in Accounting from Villanova University and a Master of Business Administration in Finance from Fordham University. He currently serves on the board of directors of several privately-held companies. Mr. Cahill currently has both the Series 7 and Series 63 registrations with the NASD and is a registered representative of Source Capital Group, a registered broker/dealer headquartered in Westport, CT.

Paul D. Sonkin is the portfolio manager of The Hummingbird Value Fund, The Hummingbird Microcap Value Fund, The Hummingbird Concentrated Fund and the Tarsier Nanocap Value Fund. Paul is currently an adjunct professor at Columbia University Graduate School of Business, where he teaches courses on security analysis and value investing. He is a member of the board of Meade Instruments Corp. He was previously a senior analyst at First Manhattan & Co., a firm that specializes in mid and large cap value investing. Before that he was an analyst and portfolio manger at Royce & Associates, the investment advisor to the Royce Funds. Royce & Associates practice small and micro cap value investing. Prior to receiving an MBA from Columbia University, he worked at Goldman Sachs & Co. and at the U.S. Securities and Exchange Commission (the “SEC”). He is a co-author of Value Investing: From Graham to Buffett and Beyond., (John Wiley & Sons, Inc, 2001.)

Executive Officers

      The biographical information for Richard D. Bailey, our president and chief executive officer, and Andrew J. Cahill, our executive vice president are set forth above under “— Interested Directors.”

Keith Lowey is Chief Financial Officer of CCP. Mr. Lowey is a principal of Verdolino & Lowey, P.C.  Mr. Lowey has been in public and private practice in the accounting field since 1983. Prior to being a principal in V&L, he was controller/chief financial officer at Foxboro Stadium Associates, L.P from 1986 to 1990.  He also worked for Arthur Andersen & Co from 1983 to 1986.  Mr. Lowey has extensive experience in accounting and taxation. Mr. Lowey is a Certified Public Accountant.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934 (the “Exchange Act”) requires the Company’s officers (as defined in regulations promulgated by the SEC under the Exchange Act) and directors, and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of copies of reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year all of its officers, directors and greater than ten percent beneficial owners complied with applicable filing requirements with the exception of Mr. Cahill and Mr. Lowey who inadvertently did not report one transaction each on a timely basis.

Committees of the Board

      Our Board has the following committees:

Audit Committee

      The audit committee is responsible for selecting our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The members of the audit committee are Messrs. Julian, Lipsher, Hoecker and Clarke, each of whom is independent for purposes of the 1940 Act. Mr. Julian serves as the chairman of the audit committee. Our Board has determined that Mr. Julian is an “audit committee financial expert” as defined under SEC rules. During 2006, the audit committee met three times. The audit committee has a charter which is attached hereto as Appendix 1.

Compensation Committee

      The compensation committee determines the compensation for our executive officers and the amount of salary and bonus to be included in the compensation package for each of our executive officers. The members of the compensation committee are Messrs. Clarke, Lipsher and Hoecker, each of whom is independent for purposes of the 1940 Act. Mr. Clarke serves as the chairman of the compensation committee. During 2006, the compensation committee met once. The compensation committee has a charter which is attached hereto as Appendix 2.

Nominating and Corporate Governance Committee

      The nominating and corporate governance committee is responsible for identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board or a committee of the Board and overseeing the evaluation of the Board and our management. The nominating and corporate governance committee considers nominees properly recommended by our stockholders. The members of the nominating and corporate governance committee are Messrs. Hoecker, Clarke and Lipsher, each of whom is independent for purposes of the 1940 Act. Mr. Hoecker serves as the chairman of the nominating and corporate governance committee. During 2006, the nominating and corporate governance committee met once. The nominating and corporate governance committee has a charter which is attached hereto as Appendix 3.

In evaluating director nominees, nominating and corporate governance committee selects and evaluates Directors in accordance with the general and specific criteria set forth below or determined as provided below:

1.
General Criteria. Director selection should include at least enough independent directors to comply with the rules and regulations of the Nasdaq as well as applicable regulations, rules and order of the SEC (each such independent director, an “Independent Director” and collectively, the “Independent Directors”). Such Independent Directors should have appropriate skills, experiences and other characteristics. Subject to the right of the Nominating and Corporate Governance Committee and the Board to decide otherwise when deemed appropriate, the Chief Executive Officer of the Company generally should be a Director and, depending upon the circumstances, certain other members of management, as well as certain individuals having relationships with the Company that prevent them from being Independent Directors, may also be appropriate members of the Board. Each Director should:

a.	Be an individual of the highest character and integrity and have an inquiring mind, vision, a willingness to ask hard questions and the ability to work well with others;

b.	Be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a Director;

c.
Be willing and able to devote sufficient time to the affairs of the Company and be diligent in fulfilling the responsibilities of a member of the Board and a member of any committees thereof (including developing and maintaining sufficient knowledge of the Company and the specialty finance industry in general; reviewing and analyzing reports and other information important to responsibilities of the Board and any committee thereof; preparing for, attending and participating in meetings of the Board of Directors and meetings of any committee thereof; and satisfying appropriate orientation and continuing education guidelines); and

d.	Have the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a whole and not primarily a special interest group or constituency.

2.
Specific Criteria. In addition to the foregoing general criteria, the Nominating and Corporate Governance Committee shall develop, reevaluate at least annually and modify as appropriate a set of specific criteria outlining the skills, experiences (whether in business or in other areas such as public service, academia or scientific communities), particular areas of expertise, specific backgrounds, and other characteristics that should be represented on the Board to enhance the effectiveness of the Board and its committees.

a.
These specific criteria should take into account any particular needs of the Company based upon its business, size, ownership, growth objectives, community, customers and other characteristics and may be adjusted and refocused from time to time as these Company characteristics change and evolve.

b.
The Nominating and Corporate Governance Committee should consider periodically complementary skills or other attributes, which may not be represented on the Board, that would be useful to the Board as it fulfills its duties.

3.
Evaluate each new Director candidate and each incumbent Director before recommending that the Board nominate or re-nominate such individual for election or reelection (or that the Board of Directors elect such individual on an interim basis) as a Director based upon the extent to which such individual satisfies the general criteria above and will contribute significantly to satisfying the overall mix of specific criteria identified above. Each annual decision to re-nominate an incumbent Director should be based upon a careful consideration of such individual’s contributions, including the value of his or her experience as a Director of the Company, the availability of new Director candidates who may offer unique contributions, and the Company’s changing needs.

4.
Diligently seek to identify potential Director candidates who will strengthen the Board and will contribute to the overall mix of specific criteria identified above. This process should include establishing procedures for soliciting and reviewing potential nominees from Directors and stockholders and for advising those who suggest nominees of the outcome of such review. The Nominating and Corporate Governance Committee shall have authority to retain and terminate any search firm used to identify Director candidates and to approve any such search firm’s fees and other terms of retention.

5.
Submit to the Board the candidates for Director to be recommended by the Board for election at each annual meeting of stockholders and to be added to the Board at any other times due to any expansion of the Board, Director resignations or retirements or otherwise.

Valuation Committee

      The full Board meets as the valuation committee, which is responsible for reviewing and approving, in good faith, the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. During 2006, the full Board met as the Valuation Committee once.

Additional Portfolio Management Information

      Our Investment Committee reviews and approves our investments. All such actions must be approved by each member of our Investment Committee at a meeting at which at least a majority of the members of our Investment Committee is present. The four members of our Investment Committee are our president and chief executive officer, Mr. Bailey; our chief operating officer Mr. Cahill; and two of our directors Messrs. Hoecker and Sonkin. Mr. Hoecker serves as the chairman of the Investment Committee. See “— Board of Directors and Executive Officers — Biographical Information,” for further information about the business experience of each executive officer on our Investment Committee. The compensation of each executive officer on the Investment Committee is determined by the compensation committee of our Board. The executive officers on the Investment Committee are compensated in the form of annual salaries, annual cash bonuses and stock options. See “Compensation of Executive Officers and Directors.” Because each of the executive officers on our Investment Committee only provide services to us, there will be no conflicts of interest with respect to their management of other accounts or investment vehicles.

EXECUTIVE COMPENSATION

Compensation Discussion And Analysis
Overview
  We are a recently-organized business corporation that was organized to make equity and debt investments in privately and publicly held companies that are based primarily in the United States. Our senior management team (each members herein referred to as an “Officer”) currently consists of Messrs. Bailey, Cahill and Lowey. The Officers currently have not entered into employment agreements with us. They will be compensated according to the terms which are described below.

  The compensation committee of our Board is responsible for establishing and evaluating our policies governing the compensation of our Officers, including our “named executive officers” (as defined in Section 402 of Regulation S-K). The compensation committee meets outside the presence of all of our Officers to consider appropriate compensation for our chief executive officer. For all other Officers, the compensation committee meets outside the presence of all Officers except for our president and chief executive officer. Mr. Bailey, our president and chief executive officer, annually reviews each other Officer’s performance with the compensation committee and makes recommendations to the compensation committee with respect to the appropriate base salary, annual cash incentive bonus and grants of long-term equity incentive awards for all Officers, excluding himself. Based in part on these recommendations from Mr. Bailey and other considerations, the compensation committee approves the annual compensation package of our Officers other than Mr. Bailey. The compensation committee also annually analyzes Mr. Bailey’s performance and determines his salary, annual cash incentive bonus and grants of long-term equity incentive awards. The compensation committee ensures that the total compensation paid of our Officers is fair, reasonable and competitive.

Our executive compensation program is designed to encourage our Officers to think and act like shareholders of the Company. We want our Officers to take appropriate risks with our capital in order to generate returns for our stockholders but at the same time to share the downside risk if those risks result in poor performance or even loss. The structure of the Officers’ base and incentive compensation structure is designed to encourage and reward the following:

•	sourcing and pursuing attractively priced investment opportunities in all types of securities of privately and publicly held companies that are based primarily in the United States;
•	participating in comprehensive due diligence with respect to our investments;
•	ensuring we allocate capital in the most effective manner possible;
•	working efficiently and developing relationships with other professionals; and
•	providing management assistance to our portfolio companies when requested.

  We foster an attitude of shared risk-taking between our Officers and our shareholders by providing a portion of the Officers’ incentive compensation through equity-based awards. We emphasize “at risk” pay tied to performance through cash bonuses made at the discretion of the compensation committee. We evaluate and reward our Officers based on dynamic factors such as whether they are willing and able to challenge existing processes, adapt to sudden or frequent changes in priorities and capitalize on “windows of opportunity.”

Executive Compensation Policy

  Overview. The Company’s performance-driven compensation policy consists of the following three components:

•	Base salary;
•	Annual cash bonuses;
•	Long-term compensation pursuant to our stock option Plan (the “Stock Option Plan”).

  We use short-term compensation (base salaries and annual cash bonuses) and long-term compensation (Stock Option Plan) to achieve our goal of providing strong dividend income as well as long-term growth in net asset value per share. The Stock Option Plan is designed to associate compensation of our executives with long-term growth in net asset value. Currently, we anticipate all Officers will participate in our Stock Option Plan. Awards under our Stock Option Plan will be in the form of stock options. Our compensation committee will specify the times when equity-based awards are exercisable as well as the terms and conditions to which they are subject.

  We intend to carefully design each Officer’s compensation package to appropriately reward the Officer for his or her contribution to the Company. This is not a mechanical process, and our compensation committee uses its judgment and experience, working in conjunction with our Chief Executive Officer, to determine the appropriate mix of compensation for each individual. Stock-based compensation in the form of stock options will be awarded based on expectations set by the compensation committee for each individual and, over time, on his performance against those expectations. The mix of short-term and long-term compensation may sometimes be adjusted to reflect an individual’s need for current cash compensation. This practice is designed to reward the Officer for shared risk-taking.

  Base salary. Base salary is used to recognize particularly the experience, skills, knowledge and responsibilities required of the Officers in their roles. Having established the base salaries of the Officers, the compensation committee and management considered a number of factors including the seniority of the individual, the functional role of the position, the level of the individual’s responsibility, the ability to replace the individual, the base salary of the individual prior to the formation of the Company, the assistance of each Officer in the Company’s public offering process and the number of well-qualified candidates available in our area. In addition, we informally considered the base salaries paid to comparably situated executive officers and other competitive market practices. In this regard, the compensation committee reviewed annual reports on Form 10-K and similar information of other similar companies. We did not use compensation consultants in connection with fixing base salaries or for any other purpose.

  The salaries of the Officers will be reviewed by the compensation committee on an annual basis, as well as at the time of promotion or other changes in responsibilities. The leading factors in determining increases in salary level are expected to be relative cost of living and competitive pressures. We expect that in the short run the salaries of our Officers will generally only increase with inflation or when an Officer assumes a larger role.

  Annual cash bonuses. Annual cash bonuses are intended to reward individual performance during the year and can therefore be highly variable from year to year. Currently these bonuses are expected to be determined on a discretionary basis by the compensation committee, with our management’s input.

Should our financial goals be met for any particular year, each Officer may receive a cash bonus in an amount to be determined in the discretion of the compensation committee. The reason we believe this discretionary approach is appropriate for our Company is that it provides significant incentive for our Officers to perform extensive due diligence on each investment we undertake going forward, as well as provide adequate managerial assistance to any of our portfolio companies which appear to need our expertise. Extensive due diligence and beneficial managerial assistance to companies in need of the same will, we believe, directly enhance net asset value.

  We expect to set and pay our bonuses shortly after we publish our audited financial statements for that year. The compensation committee will set and approve the bonuses of all Officers.

Long-Term Incentive Awards

  Generally. The Company has adopted a stock option plan to provide stock-based awards as incentive compensation to our Officers.

  We expect to use stock-based awards to (i) attract and retain key Officers, (ii) motivate our Officers by means of performance-related incentives to achieve long-range performance goals, (iii) enable our Officers to participate in our long-term growth and (iv) link our Officers’ compensation to the long-term interests of our stockholders. The compensation committee has exclusive authority to select the persons to receive stock-based awards. At the time of each award, the compensation committee will determine the terms of the award in its sole discretion, including any performance period (or periods) and any performance objectives relating to the award.

Stock Option Plan.  Our Stock Option Plan is intended to encourage stock ownership in us by our officers and directors. The principal objective in awarding stock options to our eligible officers and directors is to align each optionee’s interests with our success and the financial interests of our stockholders by linking a portion of such optionee’s compensation to the performance of our stock and the value delivered to stockholders.

       A total of 2,000,000 shares of common stock are reserved for issuance under our Stock Option Plan. As of December 31, 2006, we had granted no options to the Officers. Subsequently, on March 15, 2007, we granted options to purchase an aggregate of 130,000 shares of our Common Stock to the Officers as follows: 50,000 to Mr. Bailey; 40,000 to Mr. Lowey; and 40,000 to Mr. Cahill. Stock options are granted under the Stock Option Plan at a price not less than the prevailing market value at the time of grant and will have realizable value only if our stock price increases. Each option will state the period or periods of time within which the option may be exercised, which may not exceed ten years from the date of grant. The compensation committee will determine the amount and features of the stock options, if any, to be awarded to optionees. The compensation committee will evaluate a number of criteria, including the past service of each such optionee to us, the present and potential contributions of such optionee to our success and such other factors as the compensation committee shall deem relevant in connection with accomplishing the purposes of the Stock Option Plan, including the recipient’s current stock holdings, years of service, position with us and other factors. The compensation committee will not apply a formula assigning specific weights to any of these factors when making its determination. The compensation committee will award stock options on a subjective basis and such awards will depend in each case on the performance of the officer under consideration, and in the case of new hires, their potential performance.

       The Stock Option Plan is designed to satisfy the conditions of Section 422 of the Internal Revenue Code of 1986, as amended so that, if the compensation committee so elects, options granted under the Stock Option Plan may qualify as “incentive stock options.” To qualify as “incentive stock options,” options may not become exercisable for the first time in any year if the number of incentive options first exercisable in that year multiplied by the exercise price exceeds $100,000.

       We may decide to grant options to purchase shares of our common stock to our non-employee directors as a portion of their compensation for service on our Board, if permitted, after the withdrawal of our election to be regulated as a BDC, as further described below.

We expect that options granted by our compensation committee will represent a fixed number of shares of our Common Stock, will have an exercise, or strike, price equal to the fair market value of our Common Stock on the date of such grant, and will be exercisable, or “vested,” at some later time after grant. The “fair market value” will be defined as either (i) the closing sales price of the Common Stock on any such exchange on which our Common Stock is traded, on such date, or in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) in the event there is no public market for our Common Stock on such date, the fair market value as determined in good faith by the Board. Some stock options granted by our compensation committee may vest simply by the holder remaining with the Company for a period of time, and some may vest based on our attaining certain performance levels. We anticipate that our options will be valued for financial reporting purposes using the Black Scholes valuation method, and a charge to earnings will be taken in the period of grant pursuant to FASB Statement No. 123R.

Change in Control and Severance

  Upon termination of employment after a change of control, the Officers may receive severance payments, and equity-based awards under our Stock Option Plan may vest and/or become immediately exercisable or salable.

  Stock Option Plan. Upon specified covered transactions involving a change of control (as defined in the Stock Option Plan), all outstanding awards under the Stock Option Plan may be accelerated in full and then terminated to the extent not exercised prior to the covered transaction. The compensation committee may further provide that any outstanding options shall remain exercisable and vested for the balance of the stated term of such option without regard to any termination of employment or service by the participant, or the compensation committee may alternatively provide that any outstanding options are cancelled and provide for a payment of the aggregate spread in the cancelled options.

  Severance. The Officers do not currently have employment contracts with the Company. Therefore, the Company does not have formal severance arrangements in the event of a change of control, if an Officer terminates his employment with us, or if we terminate the Officer. Such arrangements will be addressed on a case by case basis at the discretion of the compensation committee, with management’s input. The Company anticipates that any employment agreements, when entered into, will have termination provisions customarily included in such agreements.

Conclusion

  Our compensation policies are designed to retain and motivate our Officers and to ultimately reward them for outstanding performance. The retention and motivation of our Officers should enable us to grow strategically and position ourselves competitively in our market.

COMPENSATION COMMITTEE REPORT

The compensation committee of our board of directors has reviewed and discussed the “Compensation Disclosure and Analysis” required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the compensation committee recommended to our board of directors that the “Compensation Discussion and Analysis” be included in this proxy statement.

The information contained in the report above shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent specifically incorporated by reference therein.

THE COMPENSATION COMMITTEE

Lawrence M. Lipsher
F. David Clarke III
Bradley J. Hoecker

2006 Compensation Determination

We believe that the total compensation paid to our Officers for the fiscal year ended December 31, 2006, achieves the overall objectives of our executive compensation program. In accordance with our overall objectives, executive compensation for 2006 was competitive with other similarly-sized, internally managed business development companies.

The Company is in its first year of operations so the salaries currently paid to the Officers are equal to the initial base salaries for each position determined by the compensation committee. In addition, no cash bonuses or stock options were awarded by the compensation committee during 2006. Subsequent to the year end, the compensation committee awarded options to the Officers on March 15, 2007, based on the performance of the Officers at the completion of the Company’s first full year of operations, according to criteria described above.

During the fiscal year ended December 31, 2006, there were no grants of plan-based awards, outstanding equity awards, nor option exercises. In addition, as discussed above, the Officers do not currently have employment agreements with the Company; therefore, there are no potential payments upon termination or change in control. Therefore, tables regarding these items have not been included herein.

2006 Summary Compensation Table

The following table sets forth compensation that we paid during the fiscal year ended December 31, 2006, to our named executive officers in each capacity in which each named executive officer served. Certain of our named executive officers served as both officers and directors. Such officers do not receive fees for attendance at Board meetings.

Name and Principal Position	Year	Salary[1]	Bonus	Option Awards[2]	Non-Equity Incentive Plan Compensation	All Other Compensation	Total

Richard D. Bailey President, Chief Executive Officer and Director	2006	$69,375	$0	$0	N/A	$0	$69,375
Keith D. Lowey Chief Financial Officer and Assistant Secretary	2006	$0	$0	$0	N/A	$56,250[3]	$56,250
Andrew J. Cahill Executive Vice President, Secretary and Director	2006	$56,250	$0	$0	N/A	$0	$56,250
1. Salaries were approved by the compensation committee and began to accrue on August 16, 2006. Annualized salaries for each Officer are as follows: Mr. Bailey - $185,000, Mr. Lowey - $150,000 and Mr. Cahill - $150,000.

2. No options were granted during 2006 and, thus, none were reported with respect to the financial statements for the fiscal year ended December 31, 2006. Subsequent to the year end, option awards were made on March 15, 2007, as follows: Mr. Bailey - 50,000, Mr. Lowey - 40,000 and Mr. Cahill - 40,000.

3. Mr. Lowey receives his salary through fees charged in connection with accounting services performed by Verdolino & Lowey, P.C.  In addition, Stock options issued under the Company’s Stock Option plan will be issued to V&L on Mr. Lowey’s behalf.

Director Compensation

Our chairman and independent directors receive an annual fee of $20,000 and $15,000, respectively. Our chairman and independent directors also receive $1,000 in connection with attending each board meeting. In addition, each member of the audit committee, compensation committee, nominating and corporate governance committee and valuation committee, other than the chairman of such committee, receives an annual fee of $1,000. The chairman of the audit committee receives an annual fee of $5,000 and the chairman of the Compensation Committee and the chairman of the Nominating and Corporate Governance Committee receives an annual fee of $2,000. Additionally, each Committee member and Committee chairman receive $600 in connection with attending each committee meeting. Meeting fees are reduced by 50% in the event that a director does not attend such board meeting in-person.

The following table sets forth compensation that we paid during the fiscal year ended December 31, 2006, to our directors. The Company did not begin accruing directors’ fees until August 16, 2006. Our directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the 1940 Act.

Name	Total Fees Paid in Cash	Total Fees Earned	All Other Compensation

Interested Directors
Richard D. Bailey	$0*	$0*	$0*
Andrew J. Cahill	$0*	$0*	$0*
Paul D. Sonkin	$0**	$2,167**	$0**
Independent Directors
Lawrence M. Lipsher (Chairman)	$2,500	$10,525	$0
Jerry E. Julian	$2,500	$9,175	$0
F. David Clarke III	$1,875	$8,225	$0
Bradley J. Hoecker	$1,875	$8,900	$0

* Mr Bailey and Mr. Cahill, as employees of the Company, do not receive fees for attendance at Board meetings.

** Mr. Sonkin was appointed to the Board at the November 10, 2006 meeting of the Board As an interested director who is not an employee of the Company is paid $15,000 annually and $1,000 for each meeting attended.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDER

      The following table sets forth certain information with respect to the beneficial ownership of shares of our Common Stock as of the Record Date of our executive officers and directors and certain persons who beneficially own more than 5% of our Common Stock. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. In accordance with such rule, a person shall be deemed to be the beneficial owner of a security if that person has the right to acquire such security within 60 days of the Record Date through the exercise of any option.
	Shares Beneficially Owned
Name	Number	Percentage

Conihasset Partners LLC	30,020	8.14

Interested Directors:
Richard D. Bailey	30,020	8.14
Andrew J. Cahill	31,520	8.55
Paul D. Sonkin	200,000*	54.2

Independent Directors:
Lawrence M. Lipsher (Chairman)	-
Bradley J. Hoecker	-
F. David Clarke III	-
Jerry E. Julian	-

Executive Officer (who is not also a director):
Keith D. Lowey	5,000	1.3

5% Beneficial Owners:
The Hummingbird Value Fund, LP	100,000	27.1
The Hummingbird MicroCap Value Fund, LP	100,000	27.1

All Directors and Officers as a Group (8)	236,520	64.05

*Mr. Sonkin could be deemed indirectly to beneficially own 100,000 shares of Common Stock through The Hummingbird MicroCap Value Fund, LP and 100,000 shares of Common Stock through The Hummingbird Value Fund, LP. Paul D. Sonkin is the Managing Member of (a) Hummingbird Capital, LLC, the general partner of The Hummingbird Value Fund, LP and The Hummingbird MicroCap Value Fund, LP, and (b) Hummingbird Management, LLC, the investment manager to The Hummingbird Value Fund, LP and The Hummingbird MicroCap Value Fund, LP.

The following table sets forth, as of the Record Date, the dollar range of our equity securities beneficially owned by each of our directors and our executive officers.
Dollar Range of Equity
Securities Beneficially
Interested Directors	Owned(1)(2)(3)

Richard D. Bailey	Over $100,000
Andrew J. Cahill	Over $100,000
Paul D. Sonkin	Over $100,000

Independent Directors

Lawrence M. Lipsher (Chairman)	None
Bradley J. Hoecker	None
F. David Clarke III	None
Jerry E. Julian	None

Executive Officer (who is not also a director)

Keith D. Lowey	Over $100,000

PROPOSAL TWO

APPROVAL OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO ELIMINATE DIRECTOR CLASSES

The Company’s Certificate of Incorporation currently provides that the Board be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible, elected for staggered terms of three years each, with a term of office of one class of directors expiring in each year. The amendment to the Certificate would eliminate such director classes and staggered elections and would provide for the election of the full board each year. The Board believes that it is advisable and in the best interests of the Company and its shareholders to amend the Certificate of Incorporation in order to eliminate the director classes and staggered elections. In recent years, staggered boards have been viewed as potentially contributing to entrenchment of incumbent board members and decreased value of a company.

If this proposal is approved and the amendment to the Certificate of Incorporation becomes effective, the first paragraph of Article V of the Certificate of Incorporation, which describes the Company’s classes of directors and their election, will be amended to read as follows:

“ARTICLE V
BOARD OF DIRECTORS

*      *      *

    (C) Election. Directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. The term of office of all directors shall expire at each annual meeting of stockholders, and in all cases as to each director when such director’s successor shall be elected and shall qualify or upon such director’s earlier resignation, removal from office, death or incapacity.”

THE BOARD OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS
VOTE IN FAVOR OF APPROVING THE AMENDMENT TO THE CERTIFICATE
OF INCORPORATION TO ELIMINATE DIRECTOR CLASSES.

PROPOSAL THREE

APPROVAL OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO AUTHORIZE AN ADDITIONAL 44,000,000 SHARES

The Certificate of Incorporation presently states that the amount of the authorized capital stock of the corporation is 10,000,000 shares of Common Stock. The amendment to the Certificate would increase the authorized capital stock by 44,000,000 shares from 10,000,000 to 50,000,000 shares of Common Stock and from 1,000,000 to 5,000,000 of Preferred Stock. The Board believes that it is advisable and in the best interests of the Company and its shareholders to amend the Certificate of Incorporation in order to have available additional authorized but unissued shares of Common Stock in an amount adequate to provide for the future needs of the company.

As of March 15, 2007, there were approximately:

•	368,540 shares of Common Stock issued and outstanding;
•	No shares of preferred stock outstanding; and
•	130,000 options outstanding.

Accordingly, after taking into account such issuances, approximately 9,501,460 shares of Common Stock of the 10,000,000 currently authorized shares would remain available for issuance. If this proposal is approved, there will be approximately 49,501,460 shares of Common Stock of the 50,000,000 authorized shares that will be available for issuance. The Company has no present agreement, commitment, plan or intent to issue any of the additional shares of common stock provided for in this proposal other than as may be discussed herein. The Company is not aware of any existing or planned effort on the part of any party to accumulate material amounts of voting stock, or to acquire the Company by means of a merger, tender offer, solicitation of proxies in opposition to management or otherwise, or to change the Company’s management, nor is the Company aware of any person having made any offer to acquire the voting stock or assets of the Company.

The purpose of this proposed increase in authorized shares is to make available additional shares of Common Stock for issuance for general corporate purposes, including financing activities, without the requirement of further action by the shareholders of the Company. The Board has considered potential uses of the additional authorized shares of Common Stock, which may include seeking additional equity financing through public or private offerings, establishing additional employee or director equity compensation plans or arrangements, using the Company’s shares for business acquisitions, or for other general corporate purposes. Increasing the authorized number of shares of Common Stock will provide the Company with greater flexibility and allow the issuance of additional shares of Common Stock in most cases without the expense or delay of seeking further approval from the shareholders. The Company is at all times investigating additional sources of financing which the Board believes will be in the Company’s best interests and in the best interests of the shareholders of the Company.

The proposed additional shares of Common Stock would be a part of the existing class of the Company’s Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding. If this proposal is approved, the additional authorized Common Stock, as well as the currently authorized but unissued Common Stock, would be immediately available in the future for such corporate purposes as the Board deems advisable from time to time without further action or authorization by the stockholders, unless such action is required by applicable law or any stock exchange or securities market upon which the Company’s shares may be listed.

The issuance of additional shares of Common Stock in the future may, among other things, dilute earnings per share, stockholders’ equity, and voting rights. The issuance of additional shares, or the perception that additional shares may be issued, may also adversely effect the market price of Common Stock. The availability for issuance of additional shares of Common Stock also have the effect of rendering more difficult or discouraging any attempts by other parties to obtain control of the Company. For example, the issuance of shares of Common Stock in a public or private sale, merger, or similar transaction would increase the number of outstanding shares, thereby diluting the interest of a party attempting to obtain control of the Company.

The Board has approved the amendment of the Company’s Certificate to increase the number of shares of authorized Common Stock by 40,000,000 shares and the number of shares of authorized Preferred Stock by 4,000,000. The Certificate of Amendment would become effective upon its filing with the Delaware Secretary of State.

If this proposal is approved and the amendment to the Certificate of Incorporation becomes effective, the first paragraph of Article IV of the Certificate of Incorporation, which sets forth the Company’s presently authorized capital stock, will be amended to read as follows:

“ARTICLE IV
CAPITAL STOCK

    The total number of shares of all classes of capital stock that the Corporation shall have authority to issue is 55,000,000 shares, of which: (i) 50,000,000 shares, par value $0.001 per share, shall be shares of common stock (the “Common Stock”); and (ii) 5,000,000 shares, par value $0.001 per share, shall be shares of preferred stock (the “Preferred Stock”).”

THE BOARD OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS
VOTE IN FAVOR OF APPROVING THE AMENDMENT TO THE CERTIFICATE
OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK
FROM 10,000,000 TO 50,000,000 SHARES AND AUTHORIZED
PREFERRED STOCK FROM 1,000,000 TO 5,000,000.

PROPOSAL FOUR

AUTHORIZATION OF THE BOARD TO WITHDRAW THE COMPANY’S
ELECTION TO BE TREATED AS A BDC UNDER THE 1940 ACT

As noted above, on June 23, 2006, the Company filed an election to become a BDC. The Company elected BDC status intending to make non-control investments in the debt and equity securities of privately and publicly held small companies that are based primarily in the U.S.

Under an exemption from registration afforded a BDC under Regulation E, the Company filed Form 1-E on August 4, 2006, and commenced on August 17, 2006, an offering of its securities as a means to secure investment capital. As part of the 1-E Offering, The Hummingbird Value Fund, L.P. and The Hummingbird MicroCap Value Fund, L.P. (collectively “Hummingbird”) each purchased 100,000 shares of the Company’s common stock at $5 per share on November 3, 2006, each of which represents an approximate 27.1% interest in CCP.

On January 29, 2007, the Company was informed that The 1940 Act generally prohibits investment funds, including private funds like Hummingbird, from acquiring more than 3% of the total outstanding voting securities of a BDC like the Company. The Hummingbird acquisitions were made in good faith and without knowledge of Hummingbird or the Company that they implicated the restriction enumerated above. However, since each Hummingbird purchaser is an investment fund, the purchases constituted a technical violation of the 1940 Act.

Both Hummingbird and the Company examined a variety of alternatives to restructure the Hummingbird investment with the express intent of eliminating the technical violation of the 1940 Act and continuing to implement the Company’s investment strategy. After considerable discussion and careful consideration, management concluded that the only method to accomplish these goals is to withdraw its election as a BDC.

The Company intends to operate as a holding company rather than an investment company and in this regard, management intends to continue to source and pursue attractively priced investment opportunities in all types of securities of privately and publicly held companies that are based primarily in the United States. In addition, even if the Company were deemed to be an “investment company,” it has less than 100 investors and would not be required to register under the 1940 Act.

After considering the alternatives, management’s conclusions, and the Company’s on-going business plans, the Board has determined that the withdrawal of the election of the Company as a BDC is in the best interests of the shareholders. Therefore, the Board requests that the shareholders of the Company vote FOR the grant of authorization to withdraw the Company’s election to be regulated as a BDC.

Timeline

If Shareholders approve the proposal to authorize the Board to withdraw the Company’s election to be regulated as a BDC, the Board will file a Form N-54C to effect the withdrawal as soon as practicable thereafter. As of the date hereof, the Board believes that the Company meets the requirements for filing the notification to withdraw its election to be regulated as a BDC, upon the receipt of Shareholder approval.

Changes Associated with the Withdrawal
of Election to be Regulated as a BDC

When the Company ceases to be a BDC, certain changes will affect the shareholders, including the following:

▪	The Company will no longer be subject to the requirement that it maintain a ratio of assets to senior securities of at least 200%;

▪
The Company will no longer be prohibited from protecting any director or officer against any liability to the Company or the Company’s shareholders arising from willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of that person’s office;

▪	The Company will no longer be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect it against larceny and embezzlement;

▪
The Company will no longer be required to ensure that a majority of the directors are persons who are not “interested persons,” as that term is defined in section 56 of the 1940 Act, and certain persons that would be prevented from serving on the Board if it were a BDC (such as investment bankers) will be able to serve on the Board;

▪	The Company will no longer be subject to provisions of the 1940 Act regulating transactions between BDCs and certain affiliates and restricting the Company’s ability to issue warrants and options;

▪	The Company will be able to change the nature of its business and fundamental investment policies without having to obtain the approval of its shareholders;

▪	The Company will no longer be subject to provisions of the 1940 Act prohibiting the issuance of securities at below net asset value;

▪	The Company will no longer be subject to the other provisions and protections set forth in Sections 55 through 64 of the 1940 Act and the rules and regulations promulgated thereunder.

However, the Board will still be subject to customary principles of fiduciary duty with respect to the Company and its shareholders.

In addition, withdrawal of the Company’s election to be treated as a BDC will not affect the Company’s registration under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). Under the Exchange Act, the Company is required to file periodic reports on Form 10-K, Form 10-Q, Form 8-K, proxy statements and other reports required under the Exchange Act.

Effect on the Financial Statements and Tax Status

The withdrawal of the Company’s election to be regulated as a BDC under the 1940 Act will result in a significant change in the Company’s required method of accounting. BDC financial statement presentation and accounting utilizes the value method of accounting used by investment companies, which allows BDCs to recognize income and value their investments at market value as opposed to historical cost. In addition, majority-owned subsidiaries are not consolidated; rather, investments in those subsidiaries are reflected on the balance sheet as an investment in a majority-owned portfolio company at fair value.

As an operating company, the required financial statement presentation and accounting for securities held will be either the fair value or historical cost method of accounting, depending on how the Company’s investments are classified and how long the Company intends to hold the investment. The Company currently has one investment in a controlled portfolio company. As of December 31, 2006, the Company has not recorded any unrealized gain on its investment. Unrealized gains or losses, if any, will no longer be reflected in the Company’s financial statements. Thus, though there is no reason to believe that the worth of the investments would be different, the method of accounting will change.

Changing the Company’s method of accounting could reduce the market value of its investments in privately held companies by eliminating the Company’s ability to report an increase in value of its holdings as they occur. As an operating company, the Company will be required to consolidate its financial statements with subsidiaries, thus eliminating the portfolio company reporting benefits available to BDCs. Also, as an operating company, the Company will no longer present a Net Asset Value (“NAV”) in its financial statements or supplemental NAV financial information in the footnotes to the Company’s consolidated financial statements.

The change in accounting due to the conversion to an operating company from a BDC is considered a change in accounting principle. As a result, in accordance with Statement of Financial Accounting Standard 154, "Accounting for Changes and Error Corrections," which requires that a change in accounting principle be retrospectively applied to all prior periods presented, the Company’s financial statements will be presented on an operating and consolidated basis for all current and prior periods presented on a retrospective basis without regard to the BDC method of accounting. The change in presentation may have an impact on the market’s response to the Company, the nature and extent of which cannot be predicted. Please see the attached Exhibit B for unaudited pro forma comparisons of the Company’s balance sheet and statement of operations, showing the difference between the BDC presentation and the presentation that will be made going forward after the de-election.

The Company does not believe that withdrawing its election to be regulated as a BDC will have any impact on its federal income tax status, because the Company never elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. Instead, the Company has always been subject to corporate level federal income tax on its income (without regard to any distributions it makes to its shareholders) as a “regular” corporation under Subchapter C of the Internal Revenue Code.

Interest of Certain Persons in Matters to be Acted Upon

Except in their capacity as Shareholders (which interest does not differ from that of the common shareholder), none of the Company’s officers, directors or any of their respective affiliates has any interest in the withdrawal of the Company’s election to be regulated as a BDC.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE AUTHORIZATION
OF THE BOARD TO WITHDRAW THE COMPANY’S ELECTION
TO BE TREATED AS A BDC UNDER THE 1940 ACT.

PROPOSAL FIVE

RATIFICATION OF SELECTION OF
INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee and the disinterested members of the Board have selected Friedman LLP as the independent public accountants for the Company for the year ending December 31, 2007.

Friedman LLP has advised the Company that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its subsidiaries. It is expected that a representative of Friedman LLP will be present, will have the opportunity to make a statement if he or she so desires, and will be available to answer questions at the Meeting.

On February 28, 2007, the Company engaged Friedman LLP to serve as its independent public accountants for the fiscal year ending December 31, 2007. The decision to engage Friedman LLP was approved by the Company’s Audit Committee and all of the members of the Board who are not “interested persons” of the Company as defined in the Investment Company Act of 1940.

In connection with its audits for the most recent fiscal year: (1) there were no disagreements with Friedman LLP on any matter of accounting principle or practice, financial statement disclosure, auditing scope or procedure, whereby such disagreements, if not resolved to the satisfaction of Friedman LLP, would have caused them to make reference thereto in their report on the financial statements for the most recent fiscal year; and (2) there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The reports of Friedman LLP on the financial statements of the Company for the past partial fiscal year contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of Friedman LLP as the independent public accountants of the Company.

THE BOARD OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS
VOTE TO RATIFY THE SELECTION OF FRIEDMAN LLP AS
INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY.

The following are aggregate fees billed to the Company by Friedman LLP in 2006:

Fiscal Year ended December 31, 2006
Audit Fees	$65,870
Audit-Related Fees	20,000
Tax Fees	-
All Other Fees	-
TOTAL FEES	$85,870

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by independent auditors in connection with statutory and regulatory findings.

Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include employee benefit plan audits, accounting consultations in connection with acquisitions, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning. Friedman did not perform any such services during 2006.

All Other Fees. All other fees consist of fees for products and services other than the services reported.

Report of the Audit Committee

The audit committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements of the Company with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

In accordance with its charter, the Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by Friedman LLP on a case-by-case basis. These services may include audit services, audit related services, tax services and other related services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of service and is subject to a specific budget. The Audit Committee limits the engagement by the Company of Friedman LLP for non-audit services and tax services to those circumstances where the services are considered integral to the audit services that it provides, or in which there is another compelling rationale for using its services. During the year ended December 31, 2006, all services provided by Friedman LLP were pre-approved by the audit committee in accordance with this policy.

The audit committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards, including the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees). In addition, the audit committee has discussed with the independent auditors the auditors’ independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and considered the compatibility of non-audit services with the auditors’ independence.

The audit committee discussed with the Company’s independent auditors the overall scope and plans for their respective audits. The audit committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the Securities and Exchange Commission. The audit committee and the Board have also recommended, subject to shareholder approval, the selection of Friedman LLP as the Company’s independent auditors.

Audit Committee
Lawrence M. Lipsher
Jerry E. Julian
F. David Clarke III
Bradley J. Hoecker

ADDITIONAL INFORMATION

Other Business

The Company knows of no business to be presented at the Annual Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of Shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Company.

Stockholder Proposals for 2006 Meeting

If you intend to present a stockholder proposal at next year’s Annual Meeting, your proposal must be received by the Company at its executive offices, located at Two International Place, 16th Floor, Boston, MA 02110, by [December 4, 2007 ] to be eligible for inclusion in the Company’s proxy materials for that meeting. Your proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and the Company’s certificate of incorporation and bylaws and Delaware law.

Shareholder Communications

Shareholder communications to the Board may be sent to the Company’s mailing address at Two International Place, 16th Floor, Boston, MA 02110.

EXHIBIT A

CERTIFICATE OF AMENDMENT TO
CERTIFICATE OF INCORPORATION OF
CONIHASSET CAPITAL PARTNERS, INC.

 CONIHASSET CAPITAL PARTNERS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

 FIRST: That the Board of Directors of said corporation, at a meeting duly convened and held, adopted the following resolution:

 RESOLVED, that the Certificate of Incorporation be amended by changing the article thereof numbered "ARTICLE IV" so that, as amended, said article shall be and read as follows:

ARTICLE IV
CAPITAL STOCK

The total number of shares of all classes of capital stock that the Corporation shall have authority to issue is 55,000,000 shares, of which: (i) 50,000,000 shares, par value $0.001 per share, shall be shares of common stock (the “Common Stock”); and (ii) 5,000,000 shares, par value $0.001 per share, shall be shares of preferred stock (the “Preferred Stock”).

(A) Common Stock. Except as (1) otherwise required by laws of the State of Delaware or (2) expressly provided in this Certificate of Incorporation (as amended from time to time), each share of Common Stock shall have the same powers, rights and privileges and shall rank equally, share ratably and be identical in all respects as to all matters. The shares of Common Stock shall not have any preemptive rights whatsoever.

(1) Dividends. Subject to the provisions of the laws of the State of Delaware and the rights of the shares of then outstanding Preferred Stock, and to the other provisions of this Certificate of Incorporation (as amended from time to time), holders of shares of Common Stock shall be entitled to receive equally, on a per share basis, such dividends and other distributions in cash, securities or other property of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefore.

(2) Voting Rights. At every annual or special meeting of stockholders of the Corporation, each record holder of Common Stock shall be entitled to cast one (1) vote for each share of Common Stock standing in such holder’s name on the stock transfer records of the Corporation for the election of directors and on matters submitted to a vote of stockholders of the Corporation. Except as provided with respect to any other class or series of capital stock of the Corporation hereafter classified or reclassified, the exclusive voting power for all purposes shall solely be vested with the holders of Common Stock. There shall be no cumulative voting.

(3) Liquidation Rights. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the Corporation’s debts and other liabilities, including amounts payable upon shares of then outstanding Preferred Stock entitled to a preference on distributions in the dissolution, liquidation, or winding up of the Corporation, if any, over holders of Common Stock, upon such dissolution, liquidation or winding up, the remaining net assets of the Corporation shall be distributed among holders of shares of Common Stock equally on a per share basis. A merger or consolidation of the Corporation with or into any other corporation or other entity, or a sale or conveyance of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to its stockholders) shall not be deemed to be a voluntary or involuntary liquidation or dissolution or winding up of the Corporation within the meaning of this Paragraph (A)(3).

(B) Preferred Stock. The Board of Directors is authorized, subject to limitations prescribed by law, to provide by resolution or resolutions for the issuance of shares of Preferred Stock in one or more series, to establish the number of shares to be included in each such series, and to fix the rights, voting powers (if any), designations, preferences, privileges, restrictions, and other rights including, but not limited to, dividend rights, conversion rights, redemption privileges and liquidation preferences, if any, of the shares of each such series, and any qualifications, limitations or restrictions thereof. Irrespective of the provisions of Section 242(b)(2) of the DGCL, the number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Corporation’s capital stock entitled to vote, without the separate vote of the holders of the Preferred Stock as a class.

 SECOND: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

 IN WITNESS WHEREOF, said corporation has caused this Certificate of Amendment to Certificate of Incorporation to be signed by its Chief Executive Officer this ______ day of March, 2007.

________________________
Richard D. Bailey
President and Chief
Executive Officer

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EXHIBIT B
CERTIFICATE OF AMENDMENT TO
CERTIFICATE OF INCORPORATION OF
CONIHASSET CAPITAL PARTNERS, INC.

 CONIHASSET CAPITAL PARTNERS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

 FIRST: That the Board of Directors of said corporation, at a meeting duly convened and held, adopted the following resolution:

 RESOLVED, that the Certificate of Incorporation be amended by changing the article thereof numbered "ARTICLE V" so that, as amended, said article shall be and read as follows:
ARTICLE V
BOARD OF DIRECTORS

(A) Management. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not by laws of the State of Delaware or this Certificate of Incorporation directed or required to be exercised or done by the stockholders.

  (B) Number of Directors. The number of directors of the Corporation shall be fixed from time to time by, or in the manner provided in, the Bylaws.

    (C) Election. Directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. The term of office of all directors shall expire at each annual meeting of stockholders, and in all cases as to each director when such director’s successor shall be elected and shall qualify or upon such director’s earlier resignation, removal from office, death or incapacity.

(D) Newly-Created Directorships and Vacancies. The Board of Directors is expressly authorized to change the number of directors in any or all of the classes without the consent of the stockholders. Subject to the rights of the shares of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the number of directors or any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or any other cause may only be filled by the Board of Directors, provided that a quorum is then in office and present, or by a majority of the directors then in office, if less than a quorum is then in office, or by the sole remaining director. Directors elected to fill a newly created directorship or other vacancies shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director’s successor has been elected and has qualified.

(E) Removal of Directors. Subject to the rights of the shares of any series of Preferred Stock then outstanding, any director may be removed from office at any time, but only for cause, at a meeting called for that purpose, and only by the affirmative vote of the holders of at least 66-2/3% of the shares of the Corporation’s capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class.

(F) Rights of Holders of Preferred Stock. Notwithstanding the foregoing provisions of this Article V, whenever the holders of one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately or together by series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorship shall be governed by the rights of such Preferred Stock as set forth in the certificate of designations governing such series.

(G) Written Ballot Not Required. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall otherwise provide.

(H) Bylaws. The Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation. Any Bylaws made by the directors under the powers conferred hereby may be amended or repealed by the directors or by the stockholders. Notwithstanding the foregoing and anything contained in this Certificate of Incorporation to the contrary, the Bylaws of the Corporation shall not be amended or repealed by the stockholders, and no provision inconsistent therewith shall be adopted by the stockholders, without the affirmative vote of the holders of 66-2/3% of the shares of the Corporation’s capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class.

 SECOND: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

 IN WITNESS WHEREOF, said corporation has caused this Certificate of Amendment to Certificate of Incorporation to be signed by its Chief Executive Officer this ______ day of March, 2007.

________________________
Richard D. Bailey
President and Chief
Executive Officer

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APPENDIX 1

CONIHASSET CAPITAL PARTNERS, INC.

AUDIT COMMITTEE CHARTER

The Board of Directors (“Board”) of Conihasset Capital Partners, Inc. (the “Company”) has determined that the Audit Committee of the Board shall assist the Board in fulfilling certain of the Board’s oversight responsibilities. The Board hereby adopts this charter to establish the governing principles of the Audit Committee (“Committee”).

I.	Purpose

The primary function of the Committee is to serve as an independent and objective party to assist the Board in fulfilling its oversight responsibilities, except those that are specifically related to the responsibilities of another committee of the Board, by overseeing and monitoring:

1.	The quality and objectivity of financial reports and other financial information provided by the Company to any governmental body or the public and the independent audit thereof.

2.	The Company’s system of internal controls regarding finance, accounting and regulatory compliance.

3.	The material aspects of the Company’s accounting and financial reporting process generally.

4.	The independence and performance of the Company's independent accountants.

5.	The compliance by the Company with legal and regulatory requirements.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section III of this Charter.

II.	Scope

  While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate or are in accordance with generally accepted accounting principles (“GAAP”). The responsibility to plan and conduct audits is that of the Company’s independent accountants. In fulfilling this responsibility, the independent accountants are ultimately accountable to the Board of the Company and the Committee. The Company’s management has the responsibility to determine that the Company’s financial statements are complete and accurate and in accordance with GAAP. It is also not the duty of the Committee to assure the Company’s compliance with laws and regulations or compliance with the Company’s codes of ethics. The primary responsibility for these matters also rests with the Company’s management.

In order to fulfill its oversight responsibility to shareholders and the investment community, the Committee must be capable of conducting free and open discussions with management, independent accountants, employees and others regarding the quality of the financial statements and the system of internal controls.

III.	Responsibilities and Duties

A.	General Responsibilities

To carry out its purposes, the responsibilities of the Committee shall be as follows:

1.	Maintain open communications with the independent accountants, executive management and the Board.

2.	Review the financial results presented in all reports filed with the Securities and Exchange Commission (“SEC”).

3.
Review all reports issued by regulatory examinations and consider the results of those reviews to determine if any findings could have a material effect on the Company’s financial statements, operations, compliance policies and programs.

4.	Review all correspondence between the Company and the SEC.

5.	Review and reassess the adequacy of the Committee’s Charter at least annually and recommend any changes to the full Board.

6.	Take any other actions required of the Committee by law, applicable regulations, or as requested by the Board.

In discharging its duties hereunder, the Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent accountants for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

B.	Responsibilities Regarding the Engagement of the Independent Accountants

1.
The Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Committee shall be directly responsible for the compensation and oversight of the work of the independent accountants (including resolution of disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent accountant shall report directly to the Committee.

2.	Ensure the independence of the independent accountants by:

a.
Having the independent accountant deliver to the Committee annually a formal written statement delineating all relationships between the independent accountants and the Company and addressing at least the matters set forth in Independence Standards Board Standard No. 1; actively engaging in dialogue with the independent accountants about any relationships or services disclosed in such statement that may impact the objectivity and independence of the Company’s independent accountants.

b.
Pre-approving all auditing services and permitted non-audit services (including fees and terms thereof) to be performed for the Company by its independent accountants. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

2

c.
Ensuring the rotation of the lead (or coordinating) audit partner (or, if required by the rules and regulations of the SEC, other employees of the independent accountants) having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

d.
Overseeing compliance with the guidelines set forth in Annex A relating to the Company’s hiring of employees or former employees of the independent accountants who participated in any capacity in the audit of the Company.

C.	Responsibilities for Reviewing the Annual External Audit and the Financial Statements

The Committee will:

1.
Request the independent accountants to confirm that they are accountable to the Committee and that they will provide the Committee with timely analyses of significant financial reporting and internal control issues.

2.	Review with management significant risks and exposures identified by management and management’s steps to minimize them.

3.	Review the scope of the external audit with the independent accountants.

4.	Review with management and the independent accountants, as appropriate:

a.	The Company’s internal controls, including computerized information system controls and security.

b.	The Company’s significant accounting policies.

c.	The audited annual financial results and the Company’s quarterly financial statements before they are made public.

d.
All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants.

e.	Material written communications between the independent accountants and management, such as any management letter or schedule of unadjusted differences.

5.	After the completion of the annual audit examination, or as needed throughout the year, discuss with management and the independent accountants:

a.	The Company’s annual financial statements and related footnotes, including any adjustments to such statements recommended by the independent accountants.

3

b.
Any significant findings and recommendations made by the independent accountants with respect to the Company’s financial policies, procedures and internal accounting controls together with management’s responses thereto.

c.	The qualitative judgments about the appropriateness and acceptability of accounting principles, financial disclosures and underlying estimates.

d.	Any significant difficulties or disputes with management encountered during the course of the audit.

e.
Any other matters about the audit procedures or findings that the auditing and related professional practice standards of the Public Company Accounting Oversight Board require the auditors to discuss with the Committee.

f.	The form of opinion the independent accountants propose to render to the Board and the Committee and shareholders.

6.
Review disclosures made to the Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

7.	Recommend to the Board whether to include the audited financial statements in the Company’s Form 10-K.

8.	Issue for public disclosure by the Company the report required by the rules of the SEC.

D.	Compliance Oversight Responsibilities

1.	Obtain from the independent accountants assurance that Section 10A(b) of the Securities Exchange Act of 1934 has not been implicated.

2.
Administer the procedures set forth in Annex B relating to the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

3.
Review all potential conflict-of-interest situations arising in respect to the Company’s affairs and involving the Company’s affiliates or employees, including all related party transactions (as such term is defined in relevant requirements of the NASDAQ National Market).

IV.	Committee Membership

The Committee shall be comprised of three or more directors as determined by the Board, each of whom:

1.	Shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

4

2.	Shall be or shall become (within a reasonable period of time after his or her appointment) “financially literate,” as such qualification is interpreted by the Board.

3.
Shall have a basic understanding of finance and accounting practices and shall be able to read and understand financial statements. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

The members of the Committee shall meet the requirements of the rules of the principal market or transaction reporting system on which the Company’s securities are traded or quoted (i.e., the NASDAQ National Market), Section 10A(m)(3) of the Exchange Act and the rules of the SEC. In addition, at least one member of the Committee shall have accounting or related financial management experience.

The members of the Committee shall be elected by the Board annually or until their successors shall be duly elected and qualified. Unless a Chairman is elected by the full Board, the members of the Committee may designate a Chairman by majority vote of the full Committee membership.

V. Meetings

The Committee shall meet at least four times each year, or more frequently as circumstances require. The Chairman of the Committee may call a Committee meeting whenever deemed necessary and shall be responsible for meeting with the independent accountants at their request to discuss the interim financial results. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent accountants to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Annex A

Hiring Guidelines for Employees of the Independent Public Accounting Firm

The Audit Committee has adopted the following practices regarding the hiring by the Company of any employee of its independent public accounting firm who participated in any capacity in the audit of the Company.

1.
No member of the audit team that is auditing the Company can be hired by the Company in a financial reporting oversight role (as defined in the SEC’s Regulation S-X) for a period of one year following association with that audit.

2.	The Company’s Chief Financial Officer shall report annually to the Audit Committee the profile of the preceding year’s hires from the independent accountants.

Annex B

Procedures for the Submission of Complaints or Concerns
Regarding Financial Statement Disclosures, Accounting,
Internal Accounting Controls or Auditing Matters

1.
The Company shall forward to the Audit Committee of the Board of Directors any complaints or concerns that it has received regarding financial statement disclosures, accounting, internal accounting controls or auditing matters.

5

2.
The Company shall establish and publish on its website an e-mail address for receiving complaints or concerns related to financial statement disclosures, accounting, internal accounting controls or auditing matters. The Company may engage the services of a third-party service provider to receive such complaints on behalf of the Company via telephone, email or other appropriate method.

3.
Any employee of the Company may submit, on a confidential, anonymous basis if the employee so desires, any concerns regarding financial statement disclosures, accounting, internal accounting controls or auditing matters by setting forth such concerns in writing and forwarding them in a sealed envelope to the Chairperson of the Audit Committee, in care of the Chief Compliance Officer, such envelope to be labeled with a legend such as: “To be opened by the Audit Committee only.” Employees may deposit such envelope in the Company’s internal mail system or deliver it by hand to the Chief Compliance Officer. If an employee would like to discuss any matter with the Audit Committee, the employee should indicate this in the submission and include a telephone number at which he or she might be contacted if the Audit Committee deems it appropriate.

4.	The Audit Committee shall review and consider any such complaints and concerns that it has received and take any action that it deems appropriate in order to respond thereto.

5.	The Audit Committee may request special treatment for any complaint or concern, including the retention of outside counsel or other advisors.

6.	The Audit Committee shall retain any such complaints or concerns for a period of no less than 5 years.

The Company’s Code of Business Conduct and Ethics prohibits any employee from retaliating or taking any adverse action against anyone for raising or helping to resolve business conduct or ethical concerns.

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APPENDIX 2

CONIHASSET CAPITAL PARTNERS, INC.

COMPENSATION COMMITTEE CHARTER

I.	Purpose

The Compensation Committee shall evaluate the compensation of the executive officers of Conihasset Capital Partners, Inc. (the “Company”) and assure that they are compensated effectively and in a manner consistent with the stated compensation strategy of the Company, internal equity considerations, competitive practice, and the requirements of the appropriate regulatory bodies. The Compensation Committee also shall communicate to shareholders regarding the Company’s compensation policies and the reasoning behind such policies as required by the Securities and Exchange Commission. In addition, the Compensation Committee shall evaluate and make recommendations regarding the compensation of the directors, including their compensation for service on committees of the Board of Directors (the “Board”).

II.	Membership and Qualification

The Compensation Committee shall consist of three (3) or more independent directors as defined in and determined pursuant to the rules and regulations of Nasdaq. However, if the Compensation Committee is comprised of at least three members, one director is permitted not to be independent provided that the director is not a current officer or employee of the Company or a family member of such a person, and the Board determines, under exceptional and limited circumstances, that such individual’s membership on the Committee is required by the best interests of the Company and its stockholders. If the Board utilizes this exception, the Board will disclose the nature of the relationship and the reasons for the determination in the Company’s next annual meeting proxy statement.

The Compensation Committee members shall be elected annually by the Board for terms of one year, or until their successors shall be duly elected and qualified. No member appointed by the Board pursuant to the exception described above may serve on the Compensation Committee for more than two years. Unless a Compensation Committee Chairman is elected by the full Board, the Compensation Committee members may designate a Chairman consistent with any recommendation of the Nominating and Corporate Governance Committee.

In addition to satisfying the requirements necessary to be independent directors under the rules and regulations of the Nasdaq, each member of the Compensation Committee also shall satisfy all requirements necessary from time to time to be “non-employee directors” under SEC Rule 16b-3 and qualified “outside directors” under Section 162(m) of the Internal Revenue Code and related regulations, all as amended from time to time.
III.	Meetings and Other Actions

The Compensation Committee will meet at least once a year and at such additional times as may be necessary to carry out its responsibilities. Meetings may be called by the Chairman of the Compensation Committee, the Chairman of the Board and/or the Chief Executive Officer of the Company. All meetings of and other actions by the Committee shall be held and taken pursuant to the Bylaws of the Company, including Bylaw provisions governing notice of meetings and waiver thereof, the number of Compensation Committee members required to take actions at meetings and by written consent, and other related matters.

A.	Unless otherwise authorized by the Nominating and Corporate Governance Committee, the Compensation Committee shall not delegate any of its authority to any subcommittee.

B.
Reports of meetings of and actions taken at meetings or by consent by the Committee since the most recent Board meeting (except to the extent covered in an interim report circulated to the Board) shall be made by the Compensation Committee Chairman or his/her delegate to the Board at its next regularly scheduled meeting following the Compensation Committee meeting or action and shall be accompanied by any recommendations from the Compensation Committee to the Board. In addition, the Compensation Committee Chairman or his/her delegate shall be available to answer any questions the other Directors may have regarding the matters considered and actions taken by the Committee.

IV.	Goals, Responsibilities and Authority

In carrying out its mission, the Compensation Committee shall have the following responsibilities and authority (it being understood that the Compensation Committee may condition its approval of any compensation on Board ratification to the extent so required to comply with applicable tax law such as Rule 162(m) of the Internal Revenue Service):

A.
Review from time to time, modify if necessary, and approve: (a) the Company’s corporate goals and objectives relevant to executive compensation, (b) the Company’s executive compensation structure to ensure that it is designed to achieve the objectives of rewarding the Company’s executive officers appropriately for their contributions to corporate growth and profitability and (c) the Company’s other goals and objectives.

B.
Annually evaluate the compensation of the Chief Executive Officer and the Chief Operating Officer and determine the amounts and individual elements of total compensation for the Chief Executive Officer and the Chief Operating Officer consistent with the Company’s corporate goals and objectives and communicate to shareholders the factors and criteria on which the Chief Executive Officer’s and Chief Operating Officer’s compensation for the last year was based, including the relationship of the Company’s performance to the Chief Executive Officer’s and Chief Operating Officer’s compensation.

C.
Annually evaluate, in conjunction with the Chief Executive Officer and the Chief Operating Officer, the compensation and performance relative to compensation of other executive officers and approve the individual elements of total compensation for each such person and communicate to shareholders the specific relationship of the Company’s performance to executive compensation.

D.
Periodically evaluate the terms and administration of the Company’s annual and long-term incentive plans to assure that they are structured and administered in a manner consistent with the Company’s goals and objectives as to participation in such plans, target annual incentive awards, corporate financial goals, actual awards paid to the Company’s executive officers, and total funds reserved for payment under the compensation plans.

2

E.
Periodically evaluate (and approve any proposed amendments to) existing equity-related plans and evaluate and approve the adoption of any new equity-related plans and determine when it is necessary (based on advice of counsel) or otherwise desirable: (a) to modify, discontinue or supplement any such plans; or (b) to submit such amendment or adoption to a vote of the full Board and/or the Company’s shareholders.

F.
Periodically evaluate the compensation of directors, including compensation for service on Board committees, taking into account the compensation of directors at other comparable companies. Make recommendations to the Board regarding any adjustments in director compensation that the Compensation Committee considers appropriate.

G.	Approve annual retainer and meeting fees for Board and committees of the Board and fix the terms and awards of any stock compensation for members of the Board.

H.
Approve revisions to the Company’s executive salary range structure, annual salary increase guidelines, and discuss all such compensation arrangements with the Chief Executive Officer and the Chief Operating Officer.

I.
Periodically evaluate the Company’s employee benefit programs and approve any significant changes therein and determine when it is necessary (based on advice of counsel) or otherwise desirable to submit any such changes to a vote of the full Board and/or the Company’s shareholders.

J.
Have sole authority to retain and terminate any compensation consultant engaged to assist in evaluating the compensation of the Company’s Directors, Chief Executive Officer, Chief Operating Officer or other executive officers and to approve such consultant’s fees and other terms of retention.

K.
Perform an annual self-evaluation of the Compensation Committee’s performance and annually reassess the adequacy of and, if appropriate, propose to the Board, any desired changes in, the Compensation Committee’s Charter, all to supplement the oversight authority by the Nominating and Corporate Governance Committee with respect to such matters.

L.	Perform such other duties and responsibilities as may be assigned to the Committee, from time to time, by the Board of the Company and/or the Chairman of the Board, or as designated in plan documents.

V.  Additional Resources

Subject to the approval of the Board of Directors, the Compensation Committee shall have the right to use reasonable amounts of time of the Company’s independent accountants, outside lawyers and other internal staff and also shall have the right to hire independent compensation experts, lawyers and other consultants to assist and advise the Compensation Committee in connection with its responsibilities. The Compensation Committee shall keep the Company’s Chief Financial Officer advised as to the general range of anticipated expenses for outside consultants, and shall obtain the concurrence of the Board of Directors in advance for any expenditures.

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APPENDIX 3

CONIHASSET CAPITAL PARTNERS, INC.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

II.	Purpose

The purpose of the Nominating and Corporate Governance Committee is to assist the full Board of Directors (the “Board”) in fulfilling its responsibilities to assure that Conihasset Capital Partners, Inc. (the “Company”) is governed in a manner consistent with the interests of the stockholders of the Company and in compliance with applicable laws, regulations, rules and orders. Without limiting the foregoing, the Nominating and Corporate Governance Committee shall advise the Board with respect to: (a) Board organization, membership and function; (b) committee structure, membership and operations (including any committee authority to delegate to subcommittees); (c) succession planning for the executive officers of the Company; and (d) matters relating to corporate governance.

III.	Membership Requirements

The Nominating and Corporate Governance Committee shall be comprised of that number of Directors as the Board of Directors shall determine from time to time, such number not to be less than three (3). The members of the Nominating and Corporate Governance Committee shall meet the independence and experience requirements of the Nasdaq National Market as well as applicable regulations, rules and orders of the Securities and Exchange Commission (the “SEC”). The members of the Nominating and Corporate Governance Committee, including the Chair thereof, shall be appointed annually by the Board of Directors.

IV.	Meetings

The Nominating and Corporate Governance Committee shall meet as often as it determines to be appropriate, but not less frequently than once a year. Meetings may be called by the Chair of the Nominating and Corporate Governance Committee or the Chair of the Board of Directors. All meetings of and other actions by the Nominating and Corporate Governance Committee shall be held or otherwise taken pursuant to the Company’s Bylaws, including bylaw provisions governing notices of meetings, waivers thereof, the number of Nominating and Corporate Governance Committee members required to take actions at meetings or by written consent, and other related matters.

1.
Unless otherwise authorized by an amendment to this Charter or as provided in the Bylaws of the Company, the Nominating and Corporate Governance Committee shall not delegate any of its authority to any subcommittee.

2.
Reports of meetings of and/or actions taken by the Nominating and Corporate Governance Committee (whether at a meeting or by consent) from time to time shall be made by the Chair of the Nominating and Corporate Governance Committee (or by his or her delegate) to the full Board of Directors. In addition, the Chair of the Nominating and Corporate Governance Committee (or his or her delegate) shall be available from time to time to answer any questions that the other Directors may have regarding the matters considered and actions taken by the Nominating and Corporate Governance Committee.

V. Responsibilities

The following are the general responsibilities of the Nominating and Corporate Governance Committee and are set forth only for its guidance. The Nominating and Corporate Governance Committee, however, may diverge from these responsibilities and/or may assume such other responsibilities as the Board of Directors may delegate from time to time and/or as the Nominating and Corporate Governance Committee may deem necessary or appropriate from time to time in performing its functions in accordance with the Bylaws and other governance documents of the Company and in accordance with applicable law. The Nominating and Corporate Governance Committee shall:
1.	Board of Directors

a.	Evaluate periodically the desirability of and recommend to the Board of Directors any changes in the size and composition of the Board of Directors.

b.	Select and evaluate Directors in accordance with the general and specific criteria set forth below or determined as provided below:

c.
General Criteria. Director selection should include at least enough independent directors to comply with the rules and regulations of the Nasdaq as well as applicable regulations, rules and order of the SEC (each such independent director, an “Independent Director” and collectively, the “Independent Directors”). Such Independent Directors should have appropriate skills, experiences and other characteristics. Subject to the right of the Nominating and Corporate Governance Committee and the Board of Directors to decide otherwise when deemed appropriate, the Chief Executive Officer of the Company generally should be a Director and, depending upon the circumstances, certain other members of management, as well as certain individuals having relationships with the Company that prevent them from being Independent Directors, may also be appropriate members of the Board of Directors. Each Director should:

i.	Be an individual of the highest character and integrity and have an inquiring mind, vision, a willingness to ask hard questions and the ability to work well with others;

ii.	Be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a Director;

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iv.	Have the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a whole and not primarily a special interest group or constituency.

d.
Specific Criteria. In addition to the foregoing general criteria, the Nominating and Corporate Governance Committee shall develop, reevaluate at least annually and modify as appropriate a set of specific criteria outlining the skills, experiences (whether in business or in other areas such as public service, academia or scientific communities), particular areas of expertise, specific backgrounds, and other characteristics that should be represented on the Board of Directors to enhance the effectiveness of the Board of Directors and its committees.

i.
These specific criteria should take into account any particular needs of the Company based upon its business, size, ownership, growth objectives, community, customers and other characteristics and may be adjusted and refocused from time to time as these Company characteristics change and evolve.

ii.
The Nominating and Corporate Governance Committee should consider periodically complementary skills or other attributes, which may not be represented on the Board of Directors, that would be useful to the Board of Directors as it fulfills its duties.

e.
Evaluate each new Director candidate and each incumbent Director before recommending that the Board of Directors nominate or re-nominate such individual for election or reelection (or that the Board of Directors elect such individual on an interim basis) as a Director based upon the extent to which such individual satisfies the general criteria above and will contribute significantly to satisfying the overall mix of specific criteria identified above. Each annual decision to re-nominate an incumbent Director should be based upon a careful consideration of such individual’s contributions, including the value of his or her experience as a Director of the Company, the availability of new Director candidates who may offer unique contributions, and the Company’s changing needs.

f.
Diligently seek to identify potential Director candidates who will strengthen the Board of Directors and will contribute to the overall mix of specific criteria identified above. This process should include establishing procedures for soliciting and reviewing potential nominees from Directors and stockholders and for advising those who suggest nominees of the outcome of such review. The Nominating and Corporate Governance Committee shall have authority to retain and terminate any search firm used to identify Director candidates and to approve any such search firm’s fees and other terms of retention.

g.
Submit to the Board of Directors the candidates for Director to be recommended by the Board of Directors for election at each annual meeting of stockholders and to be added to the Board of Directors at any other times due to any expansion of the Board of Directors, Director resignations or retirements or otherwise.

h.
Monitor performance of the Board of Directors and its individual members based upon the general criteria and the specific criteria applicable to the Board of Directors and each of its members. If any serious issues are identified with any Director, work with such Director to resolve such issues or, if necessary, seek such Director’s resignation or recommend to the Board of Directors such person’s removal.

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i.
Develop and periodically evaluate initial orientation guidelines and continuing education guidelines for each member of the Board of Directors and each member of each committee thereof regarding his or her responsibilities as a Director generally and as a member of any applicable committee of the Board of Directors, and monitor and evaluate annually (and at any additional time a new member joins the Board of Directors or any committee thereof) each Director’s cooperation in fulfilling such guidelines. Such guidelines shall take into account all relevant factors, including the nature of each individual’s responsibilities and related background and any particular complexities relating to the Company’s business, financial statements or other characteristics. These guidelines may include higher requirements for Directors who are members of certain committees of the Board of Directors than for those who are not members of such committees and, in appropriate circumstances, may provide for higher or lower requirements for a particular Director based on his or her background and/or occupation.

2.	Board Committees

a.
Evaluate at least annually the performance, authority, operations, charter and composition of each standing or ad hoc committee of the Board of Directors (including any authority of a committee to delegate to a subcommittee) and the performance of each committee member and recommend any changes considered appropriate in the authority, operations, charter, number or membership of each committee.

b.
Submit to the Board annually (and at any additional times that any committee members are to be selected) recommendations regarding candidates for membership on each committee of the Board of Directors. The Nominating and Corporate Governance Committee will coordinate closely with the full Board of Directors as to the selection of an Independent Director who qualifies to serve on the Audit Committee as a designated “audit committee financial expert.”

3.	Evaluation of and Succession Planning for Chief Executive Officer and Other Executive Officers

a.
Assist the Board of Directors in evaluating the performance of and other factors relating to the retention of the Chief Executive Officer. Assist the Board of Directors in overseeing the evaluation of the performance of other executive officers. It is recognized that, subject to oversight by the Board of Directors and the Nominating and Corporate Governance Committee, and subject to the authority and responsibilities of the Compensation Committee, the Chief Executive Officer and Chief Operating Officer will have primary responsibility for evaluating the performance of the other executive officers of the Company.

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4.	Corporate Governance

a.	Monitor and make recommendations to the Board of Directors on matters of Company policies and practices relating to corporate governance.

b.	Review and make recommendations to the Board of Directors regarding proposals of shareholders that relate to corporate governance.

5.	Other Matters

a.
Perform such other duties and responsibilities as may be assigned to the Nominating and Corporate Governance Committee, from time to time, by the Board of Directors of the Company and/or the Chairman of the Board of Directors, or as designated in Company documents.

VI.	Additional Resources

Subject to the approval of the Board of Directors, the Nominating and Corporate Governance Committee shall have the right to use reasonable amounts of time of the Company’s independent accountants, outside lawyers and other internal staff and also shall have the right to hire independent experts, lawyers and other consultants to assist and advise the Nominating and Corporate Governance Committee in connection with its responsibilities. The Nominating and Corporate Governance Committee shall keep the Company’s Chief Financial Officer advised as to the general range of anticipated expenses for outside consultants, and shall obtain the concurrence of the Board of Directors in advance for any expenditures.

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

CONIHASSET CAPITAL PARTNERS, INC.

FOR ANNUAL MEETING OF STOCKHOLDERS

April 19, 2007

The undersigned stockholder of Conihasset Capital Partners, Inc. (the “Company”) acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints____________________ and _______________, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Yale Club located at 50 Vanderbilt Avenue, New York, NY 10017-3878 on April 19, 2006, at 10:30 a.m., Eastern Time, and at all postponements or adjournments thereof, as indicated on this proxy.

(CONTINUED ON REVERSE SIDE)

PLEASE DATE, SIGN AND MAIL YOUR
PROXY CARD BACK AS SOON AS POSSIBLE!

ANNUAL MEETING OF STOCKHOLDERS
CONIHASSET CAPITAL PARTNERS, INC.
APRIL 19, 2007

Please Detach and Mail in the Envelope Provided

☒ PLEASE MARK YOUR VOTESAS IN THIS EXAMPLE

A. Election of Directors The Board of Directors recommends a vote FOR the listed nominees.				B. Issues The Board of Directors recommends a vote FOR the following proposal.

1.    The election of the following persons (except as marked to the contrary) to serve as Directors of Conihasset Capital Partners, Inc. (the “Company”) until 2008, or until their successors are elected and qualified.

	FOR ☐ ☐ ☐ ☐ ☐ ☐ ☐	WITHHOLD ☐ ☐ ☐ ☐ ☐ ☐ ☐	01 - Lawrence M. Lipsher 02 - Bradley J. Hoecker 03 - F. David Clarke III 04 - Jerry E. Julian 05 - Richard D. Bailey 06 - Andrew J. Cahill 07 - Paul D. Sonkin

2.To approve an amendment to the Company’s Certificate of Incorporation to eliminate director classes.

3. To approve an amendment to the Company’s Certificate of Incorporation to authorize an additional 40,000,000 shares of common stock and an additional 4,000,000 shares of preferred stock.

4. To authorize the Company to withdraw the Company’s election to be treated as a business development company under the 1940 Act.

5. The ratification of the selection of Friedman LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2007.
				FOR ☐ FOR ☐ FOR ☐ FOR ☐	AGAINST ☐ AGAINST ☐ AGAINST ☐ AGAINST ☐	ABSTAIN ☐ ABSTAIN ☐ ABSTAIN ☐ ABSTAIN ☐

6. To vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

C. Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted FOR Proposals 1 and 5 and in the discretion of the proxies with respect to matters described in Proposals 2, 3 and 4.

IMPORTANT:  Please sign your names exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

SIGNATURE	DATE		SIGNATURE	DATE
		, 2007			, 2007
IF HELD JOINTLY